Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christine E. Gray-Smith, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report of CoTherix, Inc. on Form 10-Q for the quarterly period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of CoTherix, Inc.

Dated: November 10, 2005	By:	/s/ CHRISTINE E. GRAY-SMITH
	Name:	Christine E. Gray-Smith
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)